UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the

                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported event): July 28, 2004

                              ADZONE RESEARCH, INC.

               (Exact name of registrant as specified in charter)



         Delaware                       0-28717                 88-0420405
     (State or other                  (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)

                4062 Grumman Boulevard, Calverton, New York 11933
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100


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ITEM 4.1

Change in Registrant's Certifying Accountant

      On August 4, 2004, AdZone Research, Inc., (the "Company") notified S. W. Hatfield, CPA, ("SWH ") that it has engaged Aidman, Piser & Company as the Company's auditor and as a consequence SWH was dismissed as the Company's auditors. On August 4, 2004, the Company engaged Aidman, Piser & Company as independent auditor of the Company for the fiscal year ending March 31, 2005. The action to engage Aidman, Piser & Company was taken upon the unanimous approval of the Board of Directors of the Company, which performs the function of the Audit Committee.

      During the last two fiscal years ended March 31, 2004 and March 31, 2003 and through August 4, 2004, (i) there were no disagreements between the Company and SWH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of SWH would have caused SWH to make reference to the matter in its reports on the Company's financial statements, and (ii) SWH's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended March 31, 2004 and 2003 and through August 4, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. SWH 's opinion in its report on the Company's financial statements for the year ended March 31, 2004 and 2004, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

      During the two most recent fiscal years and through August 4, 2004, the Company has not consulted with Aidman, Piser & Company regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Aidman, Piser & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Company has requested that SWH furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated August 4, 2004, is filed as Exhibit
16.1 to this Form 8-K.

ITEM 7(c). Exhibits.

Exhibit 16.1 Letter from SWH, dated August 4, 2004, regarding their dismissal as the Company's independent auditors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADZONE RESEARCH, INC.


Date: August 4, 2004                    /s/ Charles Cardona, CEO